                                                                   EXHIBIT 99.01

                       First USA Credit Card Master Trust
                     Excess Spread Analysis - December 2001

----------------------------------------------------------------------------------------------------------------
Series                                    1994-6      1995-2      1996-2       1996-4        1996-6       1996-8
Deal Size                                 $898MM      $795MM      $723MM       $602MM      $1,039MM       $482MM
Expected Maturity                      1/15/2002   3/15/2002   6/10/2003    8/10/2006    11/10/2003    1/10/2004
----------------------------------------------------------------------------------------------------------------
Yield                                     17.24%      17.24%      17.24%       17.24%        17.24%       17.24%
Less:  Coupon                              2.41%       2.24%       2.31%        2.36%         2.28%        2.25%
       Servicing Fee                       1.50%       1.50%       1.50%        1.50%         1.50%        1.50%
       Net Credit Losses                   5.74%       5.74%       5.74%        5.74%         5.74%        5.74%
Excess Spread:
       December-01                         7.60%       7.76%       7.69%        7.65%         7.73%        7.75%
       November-01                         8.44%       8.57%       8.64%        8.59%         8.67%        8.70%
       October-01                          8.40%       8.49%       8.52%        8.49%         8.56%        8.58%
Three Month Average Excess Spread          8.15%       8.27%       8.28%        8.24%         8.32%        8.34%

Delinquency:
       30 to 59 Days                       1.45%       1.45%       1.45%        1.45%         1.45%        1.45%
       60 to 89 Days                       1.05%       1.05%       1.05%        1.05%         1.05%        1.05%
       90+ Days                            1.85%       1.85%       1.85%        1.85%         1.85%        1.85%
       Total                               4.35%       4.35%       4.35%        4.35%         4.35%        4.35%

Payment Rate                              14.69%      14.69%      14.69%       14.69%        14.69%       14.69%


----------------------------------------------------------------------------------------------------------------
Series                                    1997-1      1997-2      1997-3       1997-4        1997-5   1997-6 (1)
Deal Size                                 $904MM      $602MM      $602MM       $602MM        $783MM     $1,566MM
Expected Maturity                      2/17/2004   5/17/2004   6/17/2002    6/17/2007     8/17/2004    7/17/2002
----------------------------------------------------------------------------------------------------------------

Yield                                     17.24%      17.24%      17.24%       17.24%        17.24%       21.67%
Less:  Coupon                              2.08%       2.11%       2.08%        2.20%         2.52%        6.50%
       Servicing Fee                       1.50%       1.50%       1.50%        1.50%         1.50%        1.50%
       Net Credit Losses                   5.74%       5.74%       5.74%        5.74%         5.74%        5.74%
Excess Spread:
       December-01                         7.92%       7.89%       7.92%        7.81%         7.48%        7.93%
       November-01                         8.71%       8.68%       8.71%        8.59%         8.29%        8.92%
       October-01                          8.65%       8.63%       8.66%        8.54%         8.27%        8.47%
Three Month Average Excess Spread          8.43%       8.40%       8.43%        8.31%         8.01%        8.44%

Delinquency:
       30 to 59 Days                       1.45%       1.45%       1.45%        1.45%         1.45%        1.45%
       60 to 89 Days                       1.05%       1.05%       1.05%        1.05%         1.05%        1.05%
       90+ Days                            1.85%       1.85%       1.85%        1.85%         1.85%        1.85%
       Total                               4.35%       4.35%       4.35%        4.35%         4.35%        4.35%

Payment Rate                              14.69%      14.69%      14.69%       14.69%        14.69%       14.69%

----------------------------------------------------------------------------------------------------------------

(1) Includes effect of Series 1997-6-Net SWAP Receipts or Payments.

                       First USA Credit Card Master Trust
                     Excess Spread Analysis - December 2001

--------------------------------------------------------------------------------------------------------------
Series                                    1997-7      1997-8       1997-9      1998-1       1998-4      1998-5
Deal Size                                 $602MM      $939MM       $602MM      $843MM       $843MM      $783MM
Expected Maturity                      9/17/2004   9/17/2007   10/17/2004   5/18/2003    7/18/2005   8/18/2003
--------------------------------------------------------------------------------------------------------------
Yield                                     17.24%      17.24%       17.24%      17.24%       17.24%      17.24%
Less:  Coupon                              2.08%       2.14%        2.06%       2.43%        2.08%       2.06%
       Servicing Fee                       1.50%       1.50%        1.50%       1.50%        1.50%       1.50%
       Net Credit Losses                   5.74%       5.74%        5.74%       5.74%        5.74%       5.74%
Excess Spread:
       December-01                         7.92%       7.86%        7.94%       7.57%        7.93%       7.94%
       November-01                         8.70%       8.65%        8.73%       8.39%        8.73%       8.74%
       October-01                          8.65%       8.59%        8.68%       8.38%        8.67%       8.69%
Three Month Average Excess Spread          8.43%       8.37%        8.45%       8.12%        8.44%       8.46%

Delinquency:
       30 to 59 Days                       1.45%       1.45%        1.45%       1.45%        1.45%       1.45%
       60 to 89 Days                       1.05%       1.05%        1.05%       1.05%        1.05%       1.05%
       90+ Days                            1.85%       1.85%        1.85%       1.85%        1.85%       1.85%
       Total                               4.35%       4.35%        4.35%       4.35%        4.35%       4.35%

Payment Rate                              14.69%      14.69%       14.69%      14.69%       14.69%      14.69%


--------------------------------------------------------------------------------------------------------------
Series                                    1998-6      1998-8       1998-9      1999-1       1999-2      1999-3
Deal Size                                 $964MM      $602MM       $747MM    $1,205MM       $602MM      $833MM
Expected Maturity                      8/18/2008   9/18/2005    1/20/2004   2/19/2004    2/21/2006   4/19/2004
--------------------------------------------------------------------------------------------------------------

Yield                                     17.24%      17.24%       17.24%      17.24%       17.24%      17.24%
Less:  Coupon                              2.47%       2.15%        5.35%       2.50%        2.56%       2.50%
       Servicing Fee                       1.50%       1.50%        1.50%       1.50%        1.50%       1.50%
       Net Credit Losses                   5.74%       5.74%        5.74%       5.74%        5.74%       5.74%
Excess Spread:
       December-01                         7.53%       7.85%        4.65%       7.50%        7.44%       7.50%
       November-01                         8.35%       8.65%        5.64%       8.33%        8.27%       8.33%
       October-01                          8.34%       8.61%        6.00%       8.33%        8.28%       8.33%
Three Month Average Excess Spread          8.07%       8.37%        5.43%       8.05%        8.00%       8.06%

Delinquency:
       30 to 59 Days                       1.45%       1.45%        1.45%       1.45%        1.45%       1.45%
       60 to 89 Days                       1.05%       1.05%        1.05%       1.05%        1.05%       1.05%
       90+ Days                            1.85%       1.85%        1.85%       1.85%        1.85%       1.85%
       Total                               4.35%       4.35%        4.35%       4.35%        4.35%       4.35%

Payment Rate                              14.69%      14.69%       14.69%      14.69%       14.69%      14.69%

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

                       First USA Credit Card Master Trust
                     Excess Spread Analysis - December 2001

---------------------------------------------------------------------------------------------------
Series                                    1999-4       2001-1       2001-2       2001-3      2001-4
Deal Size                                 $595MM       $893MM      $1488MM       $750MM      $714MM
Expected Maturity                      5/20/2002    1/19/2006    3/19/2004    3/20/2006   8/10/2006
---------------------------------------------------------------------------------------------------
Yield                                     17.24%       17.24%       17.24%       17.24%      17.24%
Less:  Coupon                              2.08%        2.17%        2.11%        2.17%       2.28%
       Servicing Fee                       1.50%        1.50%        1.50%        1.50%       1.50%
       Net Credit Losses                   5.74%        5.74%        5.74%        5.74%       5.74%
Excess Spread:
       December-01                         7.92%        7.83%        7.89%        7.84%       7.72%
       November-01                         8.73%        8.65%        8.71%        8.65%       8.67%
       October-01                          8.70%        8.60%        8.67%        8.61%       8.55%
Three Month Average Excess Spread          8.45%        8.36%        8.42%        8.37%       8.32%

Delinquency:
       30 to 59 Days                       1.45%        1.45%        1.45%        1.45%       1.45%
       60 to 89 Days                       1.05%        1.05%        1.05%        1.05%       1.05%
       90+ Days                            1.85%        1.85%        1.85%        1.85%       1.85%
       Total                               4.35%        4.35%        4.35%        4.35%       4.35%

Payment Rate                              14.69%       14.69%       14.69%       14.69%      14.69%

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